Exhibit 10.16


                  MASTER VESSEL AND COLLATERAL TRUST AGREEMENT

                           Dated as of June ___, 2001

                                     Between

              CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH,
                                               as Collateral Agent,

                                       and

              CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH,
                                               as Trustee.

                                TABLE OF CONTENT

                                                                            Page
                                                                            ----

   TABLE OF CONTENT...........................................................ii
ARTICLE I......................................................................2
   DEFINITIONS.................................................................2
ARTICLE II.....................................................................3
   DECLARATION OF TRUST........................................................3
ARTICLE III....................................................................4
   TRANSFER OF PROPERTY TO TRUST...............................................4
ARTICLE IV.....................................................................6
   DUTIES OF THE TRUSTEE.......................................................6
ARTICLE V......................................................................7
   CONCERNING THE TRUSTEE......................................................7
ARTICLE VI.....................................................................9
   [RESERVED]..................................................................9
ARTICLE VII....................................................................9
   TRANSFER OF THE AGENT'S INTEREST............................................9
ARTICLE VIII...................................................................9
   PROCEDURE FOR ENFORCEMENT...................................................9
ARTICLE IX....................................................................11
   PAYMENTS TO THE AGENT AND DISTRIBUTIONS....................................11
ARTICLE X.....................................................................11
   COMPENSATION OF THE TRUSTEE................................................11
ARTICLE XI....................................................................12
   REMOVAL, DISQUALIFICATION OR RESIGNATION OF THE TRUSTEE;
   SUCCESSOR TRUSTEES.........................................................12
ARTICLE XII...................................................................13
   TERMINATION AND DISCHARGE OF TRUST.........................................13
ARTICLE XIII..................................................................14
   AMENDMENT OF TRUST AGREEMENT...............................................14
ARTICLE XIV...................................................................14
   MISCELLANEOUS..............................................................14
SCHEDULE A....................................................................18
EXHIBIT A  TRUST RECEIPT......................................................19

                  MASTER VESSEL AND COLLATERAL TRUST AGREEMENT

            THIS MASTER VESSEL AND COLLATERAL TRUST AGREEMENT (this "Trust Agreement") is made and entered into as of June __, 2001 between (A) Christiania Bank og Kreditkasse ASA, New York Branch, a banking association organized and existing under the laws of the Kingdom of Norway, as Collateral Agent (the "Agent"), on behalf of itself, the other lenders (together with their successors and assigns, the "Lenders") described in that certain Credit Agreement (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of June __, 2001 among the Agent, the Lenders therein referenced, and General Maritime Corporation, a Marshall Islands corporation (the "Borrower"), and the Other Creditors as defined in the Pledge Agreement, and (B) Christiania Bank og Kreditkasse ASA, New York Branch, as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings ascribed to them as set forth in the Credit Agreement.

                              W I T N E S S E T H :

            WHEREAS,

            (A) The terms of the Credit Agreement provide for Loans to be made by the Lenders to the Borrower; and

            (B) As a condition of the obligation of each Lender to make the Loans, the Subsidiary Guarantors have entered or may enter into the Subsidiaries Guaranty, the Pledge Agreement and certain other Credit Documents to secure (i) all Obligations of the Borrower under the Credit Agreement and the other Credit Documents to which it is a party, and (ii) all obligations of the Borrower, the Subsidiary Guarantors and their respective subsidiaries under each Interest Rate Protection Agreement and each Other Hedging Agreement (as defined below); and

            (C) The Borrower may at any time and from time to time on and after the date hereof enter into, or guaranty the obligations of the Subsidiary Guarantors or one or more other or any of their respective subsidiaries under, one or more Interest Rate Protection Agreements or Other Hedging Agreements with respect to the Borrower's obligations under the Credit Agreement, with one or more Secured Creditors; each such Interest Rate Protection Agreement, as amended, modified, restated and/or supplemented from time to time, is herein called an "Interest Rate Protection Agreement," and each such Other Hedging Agreement, as amended, modified, restated and/or supplemented from time to time, is herein called an "Other Hedging Agreement").

            (D) Pursuant to the Credit Agreement on the Initial Borrowing Date, each Subsidiary Guarantor shall execute and deliver in favor of the Trustee, solely for the benefit of the Secured Creditors, the Subsidiaries Guaranty referred to in the Credit Agreement, a Mortgage (as defined below) on each of the Mortgaged Vessels, and a related Assignment of Earnings and Assignment of Insurances; and

            (E) The Agent and the Lenders desire the Trustee to hold the Mortgages and accept the said assignments of the said Security Documents pursuant to the provisions of this Trust Agreement, and the Trustee is willing to hold the Mortgages, and accept the said Security Documents in accordance with the provisions hereof, all as hereinafter set forth.

            NOW, THEREFORE, in consideration of the mutual premises, and subject to the terms and conditions provided herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. For all purposes of this Trust Agreement, the following terms shall have the meanings specified below and such meanings are equally applicable both to the singular and plural forms of the terms defined where appropriate:

            (a) "ACTUAL KNOWLEDGE" shall mean actual knowledge of an officer of Christiania Bank og Kreditkasse ASA, New York Branch who, in the normal performance of his or her operational duties, would have knowledge of such matters and the requirements with respect thereto.

            (b) "ASSIGNMENT OF EARNINGS" shall mean each Assignment of Earnings executed or to be executed by each Subsidiary Guarantor in favor of the Trustee pursuant to the Credit Agreement.

            (c) "ASSIGNMENT OF INSURANCES" shall mean each Assignment of Insurances executed or to be executed by each Subsidiary Guarantor in favor of the Trustee pursuant to the Credit Agreement.

            (d) "CONCENTRATION ACCOUNTS" shall have the meaning set forth in the Pledge Agreement.

            (e) "ENFORCEMENT" shall mean the exercise of any remedy provided for under any of the Mortgages, the Security Documents or otherwise available by applicable law upon the occurrence of an event of default under any of the Mortgages or an Event of Default under the Credit Agreement.

            (f) "MORTGAGE" shall mean any, and "MORTGAGES" shall mean all, the various Liberian, Marshall Islands, Maltese and Norwegian Mortgages (and any Deed of Covenants collateral thereto) executed or to be executed by a Subsidiary Guarantor in favor of the Trustee relating to the respective Vessels.

            (g) "OBLIGATIONS" shall have the meaning provided in Section 3.02 of
Article III hereof.

            (h) "PLEDGE AGREEMENT" shall mean the Pledge and Security Agreement dated the date hereof and made by each Subsidiary Guarantor and the Borrower to the Collateral Agent, for the benefit of the Secured Creditors (as defined therein).

            (i) "REQUIRED SECURED CREDITORS" shall have the meaning provided in the Pledge Agreement.

            (j) "SUBSIDIARIES GUARANTY" shall have the meaning provided in
Section 5.07 of the Credit Agreement.

            (k) "TRUST AGREEMENT" shall mean this Master Vessel and Collateral Trust Agreement, as amended, supplemented or otherwise modified from time to time, together with all Exhibits hereto.

            (l) "TRUST ESTATE" shall mean, and consist of, (i) the Mortgages,
(ii) the Assignment of Earnings, (iii) the Assignments of Insurances, and (iv) the Vessels, the Concentration Accounts, funds and other property which the Trustee acquires in its capacity as Trustee or Mortgagee in connection with the Mortgages, the Vessels or the Security Documents.

            (m) "TRUST RECEIPT" shall mean a receipt, substantially in the form of Exhibit A hereto, given by the Trustee to the Agent upon receipt of each of the Mortgages.

            (n) "TRUSTEE" shall have the meaning given that term in the Preamble, and any successor Trustee.

            (o) "VESSELS" and "VESSEL" shall mean each vessel on which a Mortgage may be granted from time to time in favor of the Trustee pursuant to the Credit Agreement or any other Credit Document, and more particularly described in Schedule III attached to the Credit Agreement.

                                   ARTICLE II

                              DECLARATION OF TRUST

            SECTION 2.01. The Trustee hereby declares that it will hold the Trust Estate upon the trust hereinafter set forth, subject to, and upon the terms and conditions of this Trust Agreement, for the sole use and benefit of the Agent on behalf of the Lenders.

                                   ARTICLE III

                          TRANSFER OF PROPERTY TO TRUST

            SECTION 3.01. The Agent hereby authorizes the Trustee and the Trustee hereby agrees to accept the Mortgages as a part of the Trust Estate. At any time hereafter and from time to time, the Trustee shall execute or enter into, as the case may be, as Trustee, any Mortgage upon written direction of the Agent. The Trustee shall issue to the Agent a Trust Receipt for each Mortgage upon the execution of such Mortgage.

            SECTION 3.02. Upon satisfaction or discharge of certain obligations including, without limitation:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, fees and indemnities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of such Credit Party to the Lender Creditors (as defined in the Pledge Agreement), whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Credit Party is a party (including, in the case of each Credit Party that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Credit Party under the Subsidiaries Guaranty) and the due performance and compliance by such Credit Party with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Interest

      Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

            (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Credit Party to the Other Creditors (as defined in the Pledge Agreement) under, or with respect to (including, in the case of each Credit Party that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Credit Party under the Subsidiaries Guaranty), any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Credit Party with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the "Other Obligations");

            (iii) any and all sums advanced by the Collateral Agent, Trustee, Pledgee or Mortgagee in order to preserve the Collateral or preserve its security interest in the Collateral;

            (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Credit Party referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent, Trustee, Pledgee or Mortgagee, as the case may be, of its rights hereunder or under any other Security Document, together with reasonable attorneys' fees and court costs; and

            (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under any Credit Documents;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) hereof being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date hereof or extended from time to time after the date hereof, the Agent shall so notify the Trustee. The Trustee shall advise the parties, upon request of the Agent, whether or not there has been a satisfaction or discharge of such Obligations, execute and deliver to the Agent, such satisfaction or discharge of such Mortgage as the Agent may request. Upon satisfaction or discharge of the Obligations, the Agent shall return the respective Trust Receipt to the Trustee for cancellation and thereafter the Trustee shall return the respective Mortgage to the Agent, at which time such Mortgage shall be deemed withdrawn from the Trust Estate.

            SECTION 3.03. The Agent shall deliver to the Trustee each year a certificate setting forth the principal amount then outstanding under the Mortgages.

            SECTION 3.04. The Agent hereby authorizes the Trustee, and the Trustee hereby agrees, to execute and deliver the Assignments of Earnings and Assignments of Insurances and the Trustee agrees to hold and accept the same, and all rights, interests, monies and things thereby acquired in connection therewith, as a part of the Trust Estate.

            SECTION 3.05. None of the terms and conditions of any Mortgage, Assignment of Earnings or Assignment of Insurances, as the case may be, may be approved, changed, waived, modified or varied in any manner whatsoever by the Trustee except if the Trustee is instructed in writing by the Agent acting upon instruction of the Required Secured Creditors; PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Trust Agreement, the term "Class" shall mean each class of Secured Creditors, I.E., whether (i) the Lender Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Lenders and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and the Other Hedging Agreements.

            SECTION 3.06. In the event that any part of the Trust Estate is sold in connection with a sale permitted by the Credit Documents or is otherwise released with the consent of the Agent, and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Pledge Agreement or the Credit Agreement, to the extent required to be so applied, the Trustee, at the request and expense of the respective Subsidiary Guarantor, shall duly assign, transfer and deliver to such Subsidiary Guarantor (without recourse and without representation or warranty) such of the Trust Estate (and releases therefor) as is then being (or has been) so sold or released and has not therefore been released pursuant to this Agreement and the applicable Credit Document.

                                   ARTICLE IV

                              DUTIES OF THE TRUSTEE

            SECTION 4.01. The Trustee shall take such action with respect to any event of default under the Mortgages or Event of Default under the Credit Agreement as shall be specified by the Agent (acting upon the written instructions of the Required Secured Creditors), but the Trustee shall not be required to take any action not expressly set forth in such written instructions. If the approval of any governmental agency or body is required in order to carry out the instructions of the Agent, the Trustee shall not be required to carry out such instructions unless such approval shall have been obtained.

            SECTION 4.02. The Trustee shall not have any duty or obligation to manage, operate, control, use, sell, make investments in respect of, dispose of or otherwise deal with the Vessels, the Subsidiaries Guaranty, the Concentration Accounts or any other part of the Trust Estate or to otherwise take or refrain from taking any action under, or in connection with the Mortgages, or any of the other Credit Documents, except as expressly provided by the terms of this Trust Agreement or as expressly provided in written instructions received from the Agent. Except for the accounting for monies or things actually received by it as Trustee hereunder the Trustee shall have no duties as to any monies, instruments or securities standing to the credit of the Concentration Accounts. The Trustee shall not be obligated or required, and this Trust Agreement shall not be construed so as to obligate or require the Trustee, to expend or risk its own funds or incur any financial responsibility in the performance of any of its duties under this Trust Agreement, to file any reports or other matters with any governmental authority relating to the matters hereof other than those required to be filed by the Trustee as a depository institution, or to follow any written instructions received from any Lender or any Person other than the Agent.

            SECTION 4.03. In the event the Trustee shall be unable to act as trustee under any applicable governmental rule or regulation, the sole obligation of the Trustee hereunder shall be to advise the Agent promptly of any such fact of which it has Actual Knowledge and to resign under this Trust Agreement, if requested by the Agent. The Trustee shall have no liability to the Agent, the Lenders, the Borrower, the Subsidiary Guarantors, any of the their Subsidiaries, or any other Person by reason of its failure to be or remain qualified to act under applicable law as trustee, except that the Trustee agrees to pay its own costs and expenses, including, without limitation, legal counsel fees and expenses, in connection with any resignation under this Section 4.03.

            SECTION 4.04. The Trustee shall furnish promptly to the Agent each communication received by it or a copy thereof relating to the Mortgages, or any of the other Security Documents, but shall have no duty to act upon or reply to any such communication in the absence of written instructions from the Agent.

            SECTION 4.05. The Trustee shall keep custody of any cover notes, insurance policies, brokers' opinion letters, or other documents delivered to it from time to time as may be required by the Mortgages and shall promptly give copies thereof to the Agent. The Trustee shall have no duty to advise the Agent or the Lenders of its failure to receive in timely fashion any such insurance document and the responsibility of determining if any insurance document does not comply with the requirements of the Mortgages shall be solely that of the Agent.

                                    ARTICLE V

                             CONCERNING THE TRUSTEE

            SECTION 5.01. The Trustee accepts the trust hereby created and agrees to perform such trust but only upon the terms of this Trust Agreement. The Trustee shall not be answerable or accountable to the Agent, the Lenders or any other Person under any circumstances, except for its own willful misconduct or gross negligence (as determined by a court of competent jurisdiction in a final and non-appealable decision).

            SECTION 5.02. Except in accordance with written instructions furnished pursuant to Section 4.01 hereof, and without limiting the generality of Section 4.02 hereof, the Trustee shall have no duty (a) to record, file or deposit the Mortgages or any amendments thereto, (b) to effect or maintain any insurance on the Vessels, (c) to pay or discharge any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate, (d) to confirm or verify any notices or reports of the Borrower or any of the Borrower's Subsidiaries other than to furnish the Agent with a copy of each notice or report furnished the Trustee by the Borrower or any of the Borrower's Subsidiaries pursuant to the Mortgages or (e) to inspect the Vessels at any time or ascertain or inquire as to the performance or observance of the Borrower or any of the Borrower's Subsidiaries' covenants under the Mortgages, or any other Security Documents or whether any default shall have occurred thereunder.

            SECTION 5.03. THE TRUSTEE MAKES NO REPRESENTATION OR WARRANTY AS TO:
(a) THE VALIDITY, LEGALITY, ENFORCEABILITY OR PRIORITY OF ANY OF THE MORTGAGES OR ANY OTHER CREDIT DOCUMENT OR AS TO THE CORRECTNESS OF ANY STATEMENT CONTAINED IN ANY THEREOF, OR AS TO ITS TITLE THERETO; (b) THE TITLE, DOCUMENTATION, SEAWORTHINESS, VALUE, CONDITION OR FITNESS FOR USE OF THE VESSELS, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT THERETO; OR (c) THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THIS TRUST AGREEMENT OR ANY DOCUMENT HEREBY CONTEMPLATED, except that the Trustee represents and warrants that this Trust Agreement and any other instrument executed by the Trustee have been or will be executed by an officer duly authorized to execute them on its behalf.

            SECTION 5.04. No monies received by the Trustee hereunder need be segregated in any manner except to the extent required hereunder or by law and the Trustee shall not be liable for any interest thereon.

            SECTION 5.05. The Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it in good faith to be genuine and believed by it in good faith to be signed by the proper party or parties. The Trustee may accept a copy of a resolution of the board of directors of any corporate party, certified by the secretary, an assistant secretary or any other officer of said party, as duly adopted and in full force and effect, as conclusive evidence that such resolution has been adopted by said board and is in full force and effect. As to any fact or matter, the manner of ascertainment of which is not specifically described herein, the Trustee may for all purposes hereof rely in good faith on a certificate, signed by or on behalf of the party executing such certificate, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereof. In the administration of the Trust Estate, the Trustee may perform its powers and duties hereunder directly or through other agents or attorneys and may, at the cost and expense of the Agent, seek advice of counsel (including counsel for the Agent, the Borrower or the Borrower's Subsidiaries), accountants and other skilled persons to be selected and employed by it, and the Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the actions, advice or opinion of any such counsel, agents, accountants or other skilled persons.

            SECTION 5.06. In accepting the trust hereby created, the Trustee acts solely as trustee hereunder and not in its individual capacity, and the Trustee shall have no liability hereunder or under the Mortgages or any of the other Credit Documents, except as expressly set forth herein or therein.

            SECTION 5.07. The Trustee shall be entitled to receive reasonable compensation from the Agent for its services hereunder, as provided in Section
10.01 below. Pursuant to Section 13.01 of the Credit Agreement, the Borrower has agreed to pay such compensation as therein provided.

                                   ARTICLE VI

                                   [RESERVED]

                                   ARTICLE VII

                        TRANSFER OF THE AGENT'S INTEREST

            SECTION 7.01. None of the Agent nor the Secured Creditors shall assign, convey or otherwise transfer any of its right, title or interest in and to this Trust Agreement, the Trust Estate or any part thereof except (i) with respect to the Agent and the Secured Creditors in compliance with the Credit Agreement and the other Credit Documents, as the case may be, or (ii) with the prior written consent of the Trustee. In connection with any conveyance or transfer described above, the Trustee shall execute and deliver such instruments or do such acts as the Agent may require, at the cost and expense of the Agent, in order to consummate such assignment, conveyance or transfer.

                                  ARTICLE VIII

                            PROCEDURE FOR ENFORCEMENT

            SECTION 8.01. Upon receipt of a notice and instructions provided for in Section 4.01 hereof, the Trustee shall proceed to exercise such rights and remedies available to it under the Mortgages, and the other Credit Documents as the Agent (acting upon the written instructions of the Required Secured Creditors) shall, from time to time, instruct it to exercise.

            SECTION 8.02. If so instructed by the Agent (acting upon the written instructions of the Required Secured Creditors), the Trustee shall, in connection with any enforcement, employ attorneys, experts, consultants, managers, security guards, surveyors, insurance brokers, inspectors or any other persons or entities deemed desirable by the Agent.

            SECTION 8.03. If so instructed by the Agent (acting upon the written instructions of the Required Secured Creditors), the Trustee shall file such suits or actions or bring such proceedings before any court or agency in connection with the enforcement of the Mortgages and the other Credit Documents in its own name in its capacity as Trustee, or shall join in any such suits, actions or proceedings as co-plaintiff with the Agent, the Lenders, as the case may be, as the Agent deems necessary or desirable. The conduct of such suits, actions or proceedings shall be in accordance with instructions from the Agent.

            SECTION 8.04. If so instructed by the Agent (acting upon the written instructions of the Required Secured Creditors), the Trustee shall, in connection with any Enforcement, provided the same be lawful, do any or all of the following:

            (a) Operate the Vessels under the Mortgages;

            (b) Conduct a private sale of any Vessel or other collateral covered by the Mortgages and execute and deliver an appropriate bill of sale transferring title to such Vessel to a purchaser thereof at such a private sale;

            (c) Bid upon or purchase a Vessel at any judicial sale or other auction, provided that the Secured Creditors shall have made funds available in advance to the Trustee for this purpose; and

            (d) Operate a Vessel acquired by it as a result of an enforcement.

            SECTION 8.05. Upon the acquisition of title to a Vessel, as contemplated by Section 8.04 above, the Trustee shall have no obligation to protect, conserve or deal with the Vessel, except as so specifically instructed by the Agent (acting upon the written instructions of the Required Secured Creditors) in writing.

                                   ARTICLE IX

                     PAYMENTS TO THE AGENT AND DISTRIBUTIONS

            SECTION 9.01. The Trustee shall pay, pursuant to Section 9.02 hereof, to the Agent promptly upon receipt thereof, all sums collected by it under the Mortgages and the other Credit Documents. Such payments shall be made in immediately available funds to such place as the Agent from time to time may direct the Trustee.

            SECTION 9.02. Save as expressly stated to the contrary in any of the Credit Documents to which the Trustee is a party or in any written instructions to the Trustee from the Agent (acting upon the written instructions of the Required Secured Creditors), to the extent that the Trustee receives or recovers monies pursuant to the Credit Documents to be applied in discharge of the Obligations, such monies (after deduction of the costs, expenses and fees of the Trustee or any receiver, attorney, agent, delegate or other Person appointed by the Trustee) shall be paid by the Trustee to the Agent for application by the Agent in accordance with the provisions of Section 9 of the Pledge Agreement.

            SECTION 9.03. The Trustee shall not be required to segregate its collections or sums received in payment from its other funds, except as otherwise by law required or required hereunder, but shall, upon request of the Agent furnish to the Agent, a statement and accounting of any monies, or funds or other things of value (other than the Mortgages and the other Credit Documents held by it as Trustee for the benefit of the Agent). The form of such report shall be as mutually agreed by the Trustee and the Agent.

                                    ARTICLE X

                           COMPENSATION OF THE TRUSTEE

            SECTION 10.01. The Trustee shall receive as compensation for its services hereunder such fees as may from time to time be agreed upon between the Borrower and the Trustee. Pursuant to Section 13.01 of the Credit Agreement, the Borrower has agreed to pay such fees of the Trustee together with expenses as therein provided.

            SECTION 10.02. The compensation provided for in Section 10.01 above shall be in addition to those costs, expenses and liabilities for which the Trustee is entitled to be reimbursed or indemnified pursuant to the Credit Documents.

                                   ARTICLE XI

                   REMOVAL, DISQUALIFICATION OR RESIGNATION OF
                         THE TRUSTEE; SUCCESSOR TRUSTEES

            SECTION 11.01. (a) In its discretion, the Agent may remove the Trustee at any time, without cause, by directing a written notice to the Trustee of such removal. No removal shall be effective unless a qualified successor trustee, described in Section 11.02(e) below, shall have been appointed on or prior to the effective date of such removal in accordance with the provisions of this Trust Agreement.

            (b) The Trustee may resign at any time without cause by giving at least thirty (30) days' prior written notice to the Agent, such resignation to be effective, subject to the provisions of the last sentence of this paragraph, on the date specified in such notice. If the Agent shall not have appointed a successor trustee within thirty (30) days after such notice of resignation, the Trustee may apply to any court of competent jurisdiction to appoint a qualified successor trustee to act until such time, if any, as a successor trustee shall have been appointed by the Agent. Any successor trustee so appointed by such court shall immediately and without further act be superseded by any successor trustee appointed by the Agent. In any event, however, no resignation shall be effective until a qualified trustee shall have been appointed by the Agent or a court of competent jurisdiction.

            SECTION 11.02. (a) A successor trustee shall be appointed by an instrument in writing which shall state the effective date said successor trustee shall become the Trustee hereunder, which document shall contain the executed acknowledgment of acceptance by the successor trustee of this Trust Agreement, the Trust Estate and the duties of the Trustee as herein provided. The Trustee, the successor trustee and the Agent shall execute, acknowledge and deliver such assignments as may be required, in recordable form, and a sufficient number of counterparts, whereby the successor trustee becomes vested with all of the estates, properties, rights, remedies and trusts of its predecessor to the trust hereunder and such instruments shall be duly recorded forthwith in accordance with the laws or statutes governing the Mortgages or the other Credit Documents, as the case may be. The Trustee shall duly assign, transfer, deliver and pay over to any successor trustee any monies and other property or things of value subject to the trust hereunder and held by the Trustee. Should any act or further instrument from the Trustee, the Secured Creditors or the Agent be required by any successor trustee for more fully and certainly vesting in and confirming to such successor trustee such estates, properties, rights, remedies and trusts, then on request any and all such acts and instruments shall be done, made, executed, acknowledged and delivered by the Agent, such Secured Creditor(s) and the Trustee.

            (b) The Agent shall pay or cause to be paid all recording fees, transfer taxes, court costs, if applicable, and all other costs arising out of the transfer of the Trust Estate from the Trustee to a successor trustee.

            (c) Upon the removal or resignation of the Trustee, the Trustee's compensation shall cease as of the effective date thereof, but its rights of indemnification shall survive such removal or resignation. Within thirty (30) days following the effective date of such removal or resignation, the Trustee shall furnish to the Agent a complete accounting of the Trust Estate and its compensation, costs and expenses as of the date of removal or resignation.

            (d) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which substantially all the business of the Trustee may be transferred, shall be the Trustee under this Trust Agreement without any further act, provided the successor corporation remains qualified as an approved trustee.

            (e) Any successor to the Trustee, however appointed, shall be a bank or trust company organized under the laws of the United States or any jurisdiction thereof having a combined capital and surplus of at least Fifty Million Dollars ($50,000,000), if there be such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder upon reasonable or customary terms.

            SECTION 11.03. If at any time: (a) events occur which will or could, in the opinion of the Agent or the Trustee, result in the disqualification of the Trustee; or (b) the Trustee becomes disqualified, the Trustee or the Agent, or both of them, may petition the United States District Court for the Southern District of New York for instructions to the Trustee in order that the trust may be preserved to prevent the Agent, the Secured Creditors or the Trustee from falling into violation of law. To the extent that such may be required or necessary, the parties hereto agree that said court has jurisdiction for this purpose; however, if in the interest of justice, the said court determines to transfer the matter to any other United States Court, the parties hereby agree to the jurisdiction of such transferee court. Any such petition shall be served upon the other party hereto. The Trustee, the Agent and any successor trustee hereby agree to abide by the instructions of the court and to do all acts, execute such agreements and instruments as may be required in connection therewith and all other instruments and/or documents necessary to preserve the Trust Estate for the benefit of the Agent on behalf of the Secured Creditors under the terms hereunder.

                                   ARTICLE XII

                       TERMINATION AND DISCHARGE OF TRUST

            SECTION 12.01. This trust is hereby declared to be irrevocable except that this trust may be terminated by notice given by the Agent (acting upon the written instructions of the Required Secured Creditors) to the Trustee at any time that there is no Mortgage held or to be held as a part of the Trust Estate and termination of the trust would not create an interest in a Vessel on the part of the Agent and the Secured Creditors that would be contrary to applicable law, or otherwise cause the Agent or the Secured Creditors to be in violation of any applicable law and no Obligations to the Agent and the Secured Creditors under the Credit Documents remain and no Commitment is still outstanding. Within thirty (30) days following the date of such notice, the Trustee shall furnish to the Agent a complete accounting of the Trust Estate and its compensation, costs and expenses. This trust shall terminate, cease and determine upon: (i) the assignment, conveyance and transfer by the Trustee to the Agent of any property then comprising the Trust Estate and (ii) the acceptance of such accounting of the Trustee by the Agent (acting upon the written approval of the Required Secured Creditors).

                                  ARTICLE XIII

                          AMENDMENT OF TRUST AGREEMENT

            SECTION 13.01. No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Agent (acting upon the written instructions of the Required Secured Creditors) and the Trustee; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given; provided, however, because of the irrevocable nature of this trust and the reasons for which it is created the trust may not be amended in any way that may vest or revest in the Agent or the Secured Creditors any interest in the Vessels contrary to applicable law.

                                   ARTICLE XIV

                                  MISCELLANEOUS

            SECTION 14.01. The headings of the various articles are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 14.02. Any assignment, sale, transfer or other conveyance by the Trustee of the interest of the Trustee in the Mortgages, the Vessels, the Concentration Accounts, the Assignments of Earnings, the Assignments of Insurances or any part of the Trust Estate made pursuant to this Trust Agreement shall bind the Agent and the Secured Creditors and shall be effective to transfer or convey all right, title and interest of the Trustee, the Agent and the Secured Creditors therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Trustee.

            SECTION 14.03. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing, delivered or mailed by first class mail, postage prepaid, (i) if to the Trustee, addressed to the Trustee at its offices at 11 West 42nd Street, New York, New York 10036 and (ii) if to the Agent, addressed to it as provided in Section 13.03 of the Credit Agreement, or such other address as the Trustee or the Agent may designate by notice to the other parties. All notices given pursuant to this Section 14.03 shall be effective upon receipt. All notices required to be delivered by the Trustee under this Trust Agreement shall be delivered promptly by the Trustee.

            SECTION 14.04. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 14.05. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            SECTION 14.06. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Trustee, and its successors and assigns, the Agent, and its successors and assigns, and the Secured Creditors, and their respective successors and assigns. Any request, notice, direction, consent, waiver or other instrument or action by the Agent shall bind its successors and assigns and the Secured Creditors, and their respective successors and assigns.

            SECTION 14.07. Nothing expressed or implied herein is intended or shall be construed to confer upon or give to any Person, other than the parties hereto, their successors or assigns, any right, remedy or claim under or by reason of this Trust Agreement or of any term, covenant or condition hereof, and all of the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns.

            SECTION 14.08. THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE GENERAL OBLIGATIONS LAW).

            SECTION 14.09. No provision of this Trust Agreement or any action taken pursuant hereto shall be considered to be a waiver of the preferred status of any preferred ship mortgage transferred to the Trustee hereunder or in derogation of any of the benefits, privileges, rights or remedies provided for by the applicable law or the Mortgages or any other Credit Document.

            SECTION 14.10. This Trust Agreement has been delivered in New York, New York.

                  [Remainder of Page Left Intentionally Blank]

            IN WITNESS WHEREOF, the parties hereto, have caused this Trust Agreement to be duly executed and delivered in New York, New York by their respective officers thereunto duly authorized on the day and year first above written.

                                        CHRISTIANIA BANK OG
                                           KREDITKASSE ASA,
                                           NEW YORK BRANCH,
                                             as Security Agent for the Secured
                                             Creditors heretofore mentioned,

                                        By______________________________________
                                        Name:
                                        Title:

                                        By______________________________________
                                        Name:
                                        Title:


                                        CHRISTIANIA BANK OG
                                           KREDITKASSE ASA,
                                           NEW YORK BRANCH,
                                             as Trustee,

                                        By______________________________________
                                        Name:
                                        Title:

                                        By______________________________________
                                        Name:
                                        Title:

                                   SCHEDULE A

                                    EXHIBIT A

                                  TRUST RECEIPT

Date: _______________________           Number: _________________

To:           Christiania Bank og Kreditkasse ASA, New York Branch,
                  as Collateral Agent for the Secured Creditors

From: Christiania Bank og Kreditkasse ASA, New York Branch, not in its individual capacity, but solely as Trustee

            The Trustee hereby acknowledges the delivery to the Trustee, as trustee under the Master Vessel Trust Agreement dated as of June __, 2001 with you (the "Trust Agreement"), of the First Preferred Mortgage covering the [Maltese] [Norwegian] [Liberian] [Marshall Islands] flag vessel [VESSEL] entered into by [SHIPOWNER] in favor of the Trustee for your benefit on behalf of the Lenders (the "Mortgage") and more particularly described in the Schedule hereto made a part hereof.

          Terms used herein are used as defined in the Trust Agreement.

                                        CHRISTIANIA BANK OG
                                           KREDITKASSE ASA,
                                           NEW YORK BRANCH
                                           not in its individual
                                           capacity, but solely as Trustee,


                                        By _____________________________________
                                        Name:
                                        Title:


                                       20